Exhibit 21.1
List of Subsidiaries of Navios Maritime Holdings Inc.

		Effective
	Nature /	Ownership	Country of
Company Name	Vessel Name	Interest	Incorporation
Navios Maritime Holdings Inc.	Holding Company	100%	Marshall Is.
Navios Corporation	Sub-Holding Company	100%	Marshall Is.
Navios International Inc.	Operating Company	100%	Marshall Is.
Navimax Corporation	Operating Company	100%	Marshall Is.
Navios Handybulk Inc.	Operating Company	100%	Marshall Is.
Hestia Shipping Ltd.	Operating Company	100%	Malta
Anemos Maritime Holdings Inc.	Sub-Holding Company	100%	Marshall Is.
Navios ShipManagement Inc.	Management Company	100%	Marshall Is.
NAV Holdings Limited	Sub-Holding Company	100%	Malta
Kleimar N.V.	Operating Company/Vessel Owning Company	100%	Belgium
Kleimar Ltd.	Operating Company	100%	Marshall Is.
Bulkinvest S.A.	Operating Company	100%	Luxembourg
Primavera Shipping Corporation	Operating Company	100%	Marshall Is.
Ginger Services Co.	Operating Company	100%	Marshall Is.
Aquis Marine Corp.	Sub-Holding Company	100%	Marshall Is.
Navios Tankers Management Inc.	Management Company	100%	Marshall Is.
Astra Maritime Corporation	Operating Company	100%	Marshall Is.
Achilles Shipping Corporation	Operating Company	100%	Marshall Is.
Apollon Shipping Corporation	Operating Company	100%	Marshall Is.
Herakles Shipping Corporation	Operating Company	100%	Marshall Is.
Hios Shipping Corporation	Operating Company	100%	Marshall Is.
Ionian Shipping Corporation	Operating Company	100%	Marshall Is.
Kypros Shipping Corporation	Operating Company	100%	Marshall Is.
Meridian Shipping Enterprises Inc.	Vessel Owning Company	100%	Marshall Is.
Mercator Shipping Corporation	Vessel Owning Company	100%	Marshall Is.
Arc Shipping Corporation	Vessel Owning Company	100%	Marshall Is.
Horizon Shipping Enterprises Corporation	Vessel Owning Company	100%	Marshall Is.

		Effective
	Nature /	Ownership	Country of
Company Name	Vessel Name	Interest	Incorporation
Magellan Shipping Corporation	Vessel Owning Company	100%	Marshall Is.
Aegean Shipping Corporation	Operating Company	100%	Marshall Is.
Star Maritime Enterprises Corporation	Vessel Owning Company	100%	Marshall Is.
Corsair Shipping Ltd.	Vessel Owning Company	100%	Marshall Is
Rowboat Marine Inc.	Vessel Owning Company	100%	Marshall Is
Beaufiks Shipping Corporation	Vessel Owning Company	100%	Marshall Is
Nostos Shipmanagement Corp.	Vessel Owning Company	100%	Marshall Is.
Portorosa Marine Corporation	Vessel Owning Company	100%	Marshall Is.
Shikhar Ventures S.A.	Vessel Owning Company	100%	Liberia
Sizzling Ventures Inc.	Operating Company	100%	Liberia
Rheia Associates Co.	Operating Company	100%	Marshall Is.
Taharqa Spirit Corp.	Operating Company	100%	Marshall Is.
Rumer Holding Ltd.	Vessel Owning Company	100%	Marshall Is.
Pharos Navigation S.A.	Vessel Owning Company	100%	Marshall Is.
Pueblo Holdings Ltd.	Vessel Owning Company	100%	Marshall Is.
Quena Shipmanagement Inc.	Operating Company	100%	Marshall Is.
Aramis Navigation	Vessel Owning Company	100%	Marshall Is.
White Narcissus Marine S.A.	Vessel Owning Company	100%	Panama
Navios G.P. L.L.C.	Operating Company	100%	Marshall Is.
Floral Marine Ltd.	Vessel Owning Company	100%	Marshall Is.
Red Rose Shipping Corp.	Vessel Owning Company	100%	Marshall Is.
Highbird Management Inc.	Vessel Owning Company	100%	Marshall Is.
Ducale Marine Inc.	Vessel Owning Company	100%	Marshall Is.
Vector Shipping Corporation	Vessel Owning Company	100%	Marshall Is.
Faith Marine Ltd.	Vessel Owning Company	100%	Liberia
Navios Maritime Finance (US) Inc.	Operating Company	100%	Delaware
Solange Shipping Ltd.	Operating Company	100%	Marshall Is.
Tulsi Shipmanagement Co.	Operating Company	100%	Marshall Is.
Cinthara Shipping Ltd.	Operating Company	100%	Marshall Is.
Mauve International S.A.	Operating Company	100%	Marshall Is.
Rawlin Services Company	Operating Company	100%	Marshall Is.

Navios South American Logistics and Subsidiaries:

		Effective
	Nature /	Ownership	Country of
Company Name	Vessel Name	Interest	Incorporation
Navios South American Logistics Inc.	Sub-Holding Company	63.8%	Marshall Is.
Corporacion Navios S.A.	Operating Company	63.8%	Uruguay
Nauticler S.A.	Sub-Holding Company	63.8%	Uruguay
Compania Naviera Horamar S.A.	Vessel Operating Company/Management Company	63.8%	Argentina
Compania de Transporte Fluvial Int S.A.	Sub-Holding Company	63.8%	Uruguay
Ponte Rio S.A.	Operating Company	63.8%	Uruguay
Thalassa Energy S.A.	Barge Owning Company	39.9%	Argentina
HS Tankers Inc.	Vessel Owning Company	32.5%	Panama
HS Navegation Inc.	Vessel Owning Company	32.5%	Panama
HS Shipping Ltd Inc.	Vessel Owning Company	39.9%	Panama
HS South Inc.	Vessel Owning Company	39.9%	Panama
Mercopar Internacional S.A.	Sub-Holding Company	63.8%	Uruguay
Nagusa Internacional S.A.	Sub-Holding Company	63.8%	Uruguay
Hidrovia OSR Internacional S.A.	Sub-Holding Company	63.8%	Uruguay
Petrovia Internacional S.A.	Land-Owning Company	63.8%	Uruguay
Mercopar S.A.	Operating/Barge Owning Company	63.8%	Paraguay
Navegacion Guarani S.A.	Operating Barge and Pushboat Owning Company	63.8%	Paraguay
Hidrovia OSR S.A.	Oil Spill Response & Salvage Services/Vessel Owning Company	63.8%	Paraguay
Petrovia S.A.	Shipping Company	63.8%	Paraguay
Mercofluvial S.A.	Operating Barge and Pushboat Owning Company	63.8%	Paraguay
Petrolera San Antonio S.A. (PETROSAN)	Port Facility Operating Company	63.8%	Paraguay
Flota Mercante Paraguaya S.A.	Shipping Company	63.8%	Paraguay
Compania de Transporte Fluvial S.A.	Shipping Company	63.8%	Paraguay
Hidrogas S.A.	Shipping Company	63.8%	Paraguay
Stability Oceanways S.A.	Operating Barge and Pushboat Owning Company	63.8%	Panama
Hidronave S.A.	Pushboat Owning Company	32.5%	Brazil
Navarra Shipping Corporation	Tanker Owning Company	63.8%	Marshall Is.
Pelayo Shipping Corporation	Tanker Owning Company	63.8%	Marshall Is.
Varena Maritime Services S.A.	Operating Barge and Pushboat Owning Company	63.8%	Panama

Affiliates included in the financial statements accounted for under the equity method:

	Nature /	Ownership	Country of
Company Name	Vessel Name	Interest (*)	Incorporation
Navios Maritime Acquisition Corporation	Sub-Holding Company	53.7%	Marshall Is.
Aegean Sea Maritime Holdings Inc.	Sub-Holding Company	53.7%	Marshall Is.
Amorgos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Andros Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Antiparos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Ikaria Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Kos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Mytilene Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Skiathos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Syros Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Skopelos Shipping Corporation	Vessel Owning Company	53.7%	Cayman Is.
Sifnos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Ios Shipping Corporation	Vessel Owning Company	53.7%	Cayman Is.
Thera Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Shinyo Dream Limited	Vessel Owning Company	53.7%	Hong Kong
Shinyo Kannika Limited	Vessel Owning Company	53.7%	Hong Kong
Shinyo Kieran Limited	Vessel Owning Company	53.7%	British Virgin Is.
Shinyo Loyalty Limited	Vessel Owning Company	53.7%	Hong Kong
Shinyo Navigator Limited	Vessel Owning Company	53.7%	Hong Kong
Shinyo Ocean Limited	Vessel Owning Company	53.7%	Hong Kong
Shinyo Saowalak Limited	Vessel Owning Company	53.7%	British Virgin Is.
Crete Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Rhodes Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Tinos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Folegandros Shipping Corporatio	Vessel Owning Company	53.7%	Marshall Is.
Navios Acquisition Finance (US) Inc	Operating Company	53.7%	Delaware
Serifos Shipping Corporation	Vessel Owning Company	53.7%	Marshall Is.
Navios Maritime Partners L.P. (*)	Sub-Holding Company	18.76%	Marshall Is.
Navios Maritime Operating L.L.C. (*)	Operating Company	18.76%	Marshall Is.
Libra Shipping Enterprises Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Alegria Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Felicity Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Gemini Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshal Is.
Galaxy Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Prosperity Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Fantastiks Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Aldebaran Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Aurora Shipping Enterprises Ltd. (*)	Vessel Owning Company	18.76%	Marshall Is.
Sagittarius Shipping Corporation (*)	Vessel Owning Company	18.76%	Marshall Is.
Palermo Shipping S.A. (*)	Vessel Owning Company	18.76%	Marshall Is.
Customized Development S.A.	Vessel Owning Company	18.76%	Liberia
Pandora Marine Inc.	Vessel Owning Company	18.76%	Marshall Is.
Hyperion Enterprises Inc. (*)	Vessel Owning Company	18.76%	Marshall Is.
Chilali Corp. (*)	Vessel Owning Company	18.76%	Marshall Is.
JTC Shipping Trading Ltd. (*)	Operating Company	18.76%	Malta
Surf Maritime Co. (*)	Vessel Owning Company	18.76%	Marshall Is.
Kohylia Shipmanagement S.A.	Vessel Owning Company	18.76%	Marshall Is.
Orbiter Shipping Corp.	Vessel Owning Company	18.76%	Marshall Is.
Acropolis Chartering & Shipping Inc.	Brokerage Company	50%	Liberia

(*)	Percentage does not include the ownership of 3,131,415, 1,174,219 and 788,370 common units relating to the sale of the Navios Hope, the Navios Aurora II and both the Navios Fulvia and the Navios Melodia, respectively, to Navios Partners since these are considered available-for-sale securities.